EXHIBIT 10.1


                               Articles of Merger


DEAN HELLER                          Entity#
Secretary of State                   C11778-2002
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299       Document Number
(775) 684-5706                       20050402795-44
Website: secretaryofstate.biz
                                     Date Filed:
                                     9/14/2005 11:00:15 AM

                                     In the office of
                                     /s/ DEAN HELLER
                                     Dean Heller
                                     Secretary of State

Articles of Merger
(Pursuant to NRS 92A.200)
Page 1

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

               (Pursuant to Nevada Revised Statutes Chapter 92A)
                            (excluding 92A.200(4b))
                              SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

   Applied Nanoscience Inc.
________________________________________________________________________________
Name of merging entity

   Nevada                                      Corporation
________________________________________________________________________________
Jurisdiction                                   Entity type*

________________________________________________________________________________
Name of merging entity

________________________________________________________________________________
Jurisdiction                                   Entity type*

________________________________________________________________________________
Name of merging entity

________________________________________________________________________________
Jurisdiction                                   Entity type*

________________________________________________________________________________
Name of merging entity

________________________________________________________________________________
Jurisdiction                                   Entity type*

and,

Edgar Services, Inc.
________________________________________________________________________________
Name of surviving entity

Nevada                                         Corporation
________________________________________________________________________________
Jurisdiction                                   Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5706
Website: secretaryofstate.biz

Articles of Merger
(Pursuant to NRS 92A.200)
Page 2

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

        Attn: Thomas K. Allen

        c/o:  Savoy Financial Group, Inc.
              6767 West Tropicana Avenue
              Suite 207
              Las Vegas, Nevada 89103

3) (Choose one)

   [ ] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

   [X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owners' approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (If there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

   a) Owner's approval was not required from:

      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      and, or;

      Edgar Services, Inc.
      __________________________________________________________________________
      Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5706
Website: secretaryofstate.biz

Articles of Merger
(Pursuant to NRS 92A.200)
Page 3

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   b) The plan was approved by the required consent of the owners of*:

      Applied Nanoscience Inc. (sole shareholder of said entity is Edgar Services, Inc.)
      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      and, or;

      __________________________________________________________________________
      Name of surviving entity, if applicable


*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5706
Website: secretaryofstate.biz

Articles of Merger
(Pursuant to NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


   c) Approval of plan of merger for Nevada non-profit corporation (NRS
      92A.160):

      The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      __________________________________________________________________________
      Name of merging entity, if applicable

      and, or;

      __________________________________________________________________________
      Name of surviving entity, if applicable


This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5706
Website: secretaryofstate.biz

Articles of Merger
(Pursuant to NRS 92A.200)
Page 5

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.2000*:

   FIRST: The name of the corporation is:

          Applied Nanoscience Inc.

6) Location of Plan of Merger (check a or b0:

   [X] (a) The entire plan of merger is attached:

   or,

   [ ] (b) The entire plan of merger is on site at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)*:

*Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent. Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity, except that the name of the surviving entity may be changed.

**A merger takes effect upon filing the article of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed 9NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5706
Website: secretaryofstate.biz

Articles of Merger
(Pursuant to NRS 92A.200)
Page 6

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada Limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers of all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

   (If there are more than four managing entities, check box [ ] and attach a 8 1/2" x 11" blank sheet containing the required information for each additional entity):

   Applied Nanoscience Inc.
   _____________________________________________________________________________
   Name of merging entity

   /s/ PATRICK GORMAN                      President             9/1/05
   _____________________________________________________________________________
   Signature                               Title                 Date


   _____________________________________________________________________________
   Name of merging entity

   _____________________________________________________________________________
   Signature                               Title                 Date


   _____________________________________________________________________________
   Name of merging entity

   _____________________________________________________________________________
   Signature                               Title                 Date


   _____________________________________________________________________________
   Name of merging entity

   _____________________________________________________________________________
   Signature                               Title                 Date


   Edgar Services, Inc.
   _____________________________________________________________________________
   Name of merging entity
                                           President             9/1/05
   _____________________________________________________________________________
   Signature                               Title                 Date


*The articles of merger must be signed by each foreign constituent entity in the manager provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to the page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5706
Website: secretaryofstate.biz

Articles of Merger
(Pursuant to NRS 92A.200)
Page 6

Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada Limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers of all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

   (If there are more than four managing entities, check box [ ] and attach a 8 1/2" x 11" blank sheet containing the required information for each additional entity):

   Applied Nanoscience Inc.
   _____________________________________________________________________________
   Name of merging entity

                                           President             9/1/05
   _____________________________________________________________________________
   Signature                               Title                 Date


   _____________________________________________________________________________
   Name of merging entity

   _____________________________________________________________________________
   Signature                               Title                 Date


   _____________________________________________________________________________
   Name of merging entity

   _____________________________________________________________________________
   Signature                               Title                 Date


   _____________________________________________________________________________
   Name of merging entity

   _____________________________________________________________________________
   Signature                               Title                 Date


   Edgar Services, Inc.
   _____________________________________________________________________________
   Name of merging entity

   /s/ THOMAS K. ALLEN                     President             9/1/05
   _____________________________________________________________________________
   Signature                               Title                 Date


*The articles of merger must be signed by each foreign constituent entity in the manager provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to the page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.